Exhibit 4
Form D
SEC 1972 Potential persons who are to respond to the collection of information contained (6/99) in this form are not required to respond unless the form displays a currently valid OMB control number.

                                    ATTENTION
     Failure to file notice in the appropriate states will not result in a loss of the federal exemption. Conversely, failure to file the appropriate federal notice will not result in a loss of an available state exemption state exemption unless such exemption is predicated on the filing of a federal notice.

                                                      OMB APPROVAL
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM D

                          NOTICE OF SALE OF SECURITIES
                            PURSUANT TO REGULATION D,
                              SECTION 4(6), AND/OR
                       UNIFORM LIMITED OFFERING EXEMPTION
--------------------------------------------------------------------------------
Name of Offering (check if this is an amendment and name has changed, and indicate change.)
                             ATTACHE HOLDINGS, LTD.
--------------------------------------------------------------------------------
Filing                                               Under  (Check  box(es) that
                                                     apply):[X] Rule 504[ ] Rule
                                                     505[ ] Rule  506[ ] Section
                                                     4(6)[ ] ULOE

Type of Filing: [   ] New Filing     [ X ] Amendment
--------------------------------------------------------------------------------
                          A. BASIC IDENTIFICATION DATA
--------------------------------------------------------------------------------
1. Enter the information requested about the issuer
--------------------------------------------------------------------------------
Name of Issuer (check if this is an amendment and name has changed, and indicate change.)
                             ATTACHE HOLDINGS, LTD.
--------------------------------------------------------------------------------
Address of Executive Offices                                  Telephone Number
(Number and Street, City, State, Zip Code)                 (Including Area Code)
         529 Cherokee St., Denver, CO  80204                    303/691-6163
--------------------------------------------------------------------------------
Address of Principal Business Operations                     Telephone Number
(Number and Street, City, State, Zip Code)                 (Including Area Code)
(if different from Executive Offices)
--------------------------------------------------------------------------------
Brief Description of Business

     Developing and establishing electronic and computer testing corporations.
--------------------------------------------------------------------------------
Type of Business Organization
         [ X ] corporation [ ] limited partnership, already formed [ ] other (please specify): [ ] business trust [ ] limited partnership, to be formed
--------------------------------------------------------------------------------
                                                             Month  Year
Actual or Estimated Date of Incorporation or Organization:    [07] [95]
         [X] Actual [ ] Estimated
         Jurisdiction of Incorporation or Organization: (Enter two-letter
U.S. Postal Service abbreviation for
         State:
         CN for Canada; FN for other foreign jurisdiction)     [C][O]

GENERAL INSTRUCTIONS
Federal:
Who Must File: All issuers making an offering of securities in reliance on an exemption under Regulation D or
Section 4(6), 17 CFR 230.501 et seq. or 15 U.S.C. 77d(6).

When to File: A notice must be filed no later than 15 days after the first sale of securities in the offering. A notice is deemed filed with the U.S. Securities and Exchange Commission (SEC) on the earlier of the date it is received by the SEC at the address given below or, if received at that address after the date on which it is due, on the date it was mailed by United States registered or certified mail to that address.

Where to File: U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

Copies Required: Five (5) copies of this notice must be filed with the SEC, one of which must be manually signed. Any copies not manually signed must be photocopies of manually signed copy or bear typed or printed signatures.

Information Required: A new filing must contain all information requested. Amendments need only report the name of the issuer and offering, any changes thereto, the information requested in Part C, and any material changes from the information previously supplied in Parts A and B. Part E and the Appendix need not be filed with the SEC.

Filing Fee: There is no federal filing fee.

State:
This notice shall be used to indicate reliance on the Uniform Limited Offering Exemption (ULOE) for sales of securities in those states that have adopted ULOE and that have adopted this form. Issuers relying on ULOE must file a separate notice with the Securities Administrator in each state where sales are to be, or have been made. If a state requires the payment of a fee as a precondition to the claim for the exemption, a fee in the proper amount shall accompany this form. This notice shall be filed in the appropriate states in accordance with state law. The Appendix in the notice constitutes a part of this notice and must be completed.

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                          A. BASIC IDENTIFICATION DATA
--------------------------------------------------------------------------------
2. Enter the information requested for the following:
- Each promoter of the issuer, if the issuer has been organized within the past five years;

- Each beneficial owner having the power to vote or dispose, or direct the vote or disposition of, 10% or more of a class of equity securities of the issuer;

- Each executive officer and director of corporate issuers and of corporate general and managing partners of partnership issuers; and

-    Each general and managing partner of partnership issuers.
--------------------------------------------------------------------------------
Check Box(es) that Apply: [  ] Promoter[  ] Beneficial Owner
        [ X ] Executive Officer[ X ] Director[ ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)
         BURCH, Clark
--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)
         529 Cherokee Street, Denver, CO  80204
--------------------------------------------------------------------------------
Check Box(es) that Apply: [  ] Promoter[  ] Beneficial Owner
        [ X ] Executive Officer[ X ] Director[ ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)
         CLARK, Gary
--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)
         4155 E. Jewell Avenue, Suite 909, Denver, CO  80222
--------------------------------------------------------------------------------
Check Box(es) that Apply: [  ] Promoter[  ] Beneficial Owner
         [  ] Executive Officer[  ] Director[  ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)
--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)
--------------------------------------------------------------------------------
Check Box(es) that Apply: [  ] Promoter[  ] Beneficial Owner
         [  ] Executive Officer[  ] Director[  ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)
--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)
--------------------------------------------------------------------------------
Check Box(es) that Apply: [  ] Promoter[  ] Beneficial Owner
         [  ] Executive Officer[  ] Director[  ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)
--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)
--------------------------------------------------------------------------------
Check Box(es) that Apply: [  ] Promoter[  ] Beneficial Owner
         [  ] Executive Officer[  ] Director[  ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)
--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)
--------------------------------------------------------------------------------
Check Box(es) that Apply: [  ] Promoter[  ] Beneficial Owner
         [  ] Executive Officer[  ] Director[  ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)
--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)
--------------------------------------------------------------------------------
                 (Use blank sheet, or copy and use additional copies of this sheet, as necessary.)

--------------------------------------------------------------------------------
                          B. INFORMATION ABOUT OFFERING
--------------------------------------------------------------------------------
1.  Has the issuer sold, or does the issuer intend to sell, to non-accredited investors in this offering?...................................[X] Yes [ ]No

         Answer also in Appendix, Column 2, if filing under ULOE.

2.  What is the minimum investment that will be accepted from any individual?$25

3.  Does the offering permit joint ownership of a single unit?    [X] Yes [ ]No

4. Enter the information requested for each person who has been or will be paid or given, directly or indirectly, any commission or similar remuneration for solicitation of purchasers in connection with sales of securities in the offering. If a person to be listed is an associated person or agent of a broker or dealer registered with the SEC and/or with a state or states, list the name of the broker or dealer. If more than five (5) persons to be listed are associated persons of such a broker or dealer, you may set forth the information
for          that           broker           or           dealer           only.
--------------------------------------------------------------------------------
Full     Name      (Last      name      first,      if      individual)      N/A
--------------------------------------------------------------------------------
Business  or  Residence  Address  (Number  and Street,  City,  State,  Zip Code)
--------------------------------------------------------------------------------
Name          of          Associated          Broker          or          Dealer
--------------------------------------------------------------------------------
States in Which Person  Listed Has  Solicited  or Intends to Solicit  Purchasers
(Check  "All  States" or check  individual  States)  ..................  [ ] All
States [AL] [AK] [AZ] [AR] [CA] [CO] [CT] [DE] [DC] [FL] [GA] [HI] [ID] [IL] [IN] [IA] [KS] [KY] [LA] [ME] [MD] [MA] [MI] [MN] [MS] [MO] [MT] [NE] [NV] [NH] [NJ] [NM] [NY] [NC] [ND] [OH] [OK] [OR] [PA] [RI] [SC] [SD] [TN] [TX] [UT] [VT]
[VA]            [WA]           [WV]           [WI]           [WY]           [PR]
--------------------------------------------------------------------------------
Full     Name      (Last      name      first,      if      individual)      N/A
--------------------------------------------------------------------------------
Business  or  Residence  Address  (Number  and Street,  City,  State,  Zip Code)
--------------------------------------------------------------------------------
Name          of          Associated          Broker          or          Dealer
--------------------------------------------------------------------------------
States in Which Person  Listed Has  Solicited  or Intends to Solicit  Purchasers
(Check "All States" or check individual States..................  [ ] All States
[AL] [AK] [AZ] [AR] [CA] [CO] [CT] [DE] [DC] [FL] [GA] [HI] [ID] [IL] [IN] [IA] [KS] [KY] [LA] [ME] [MD] [MA] [MI] [MN] [MS] [MO] [MT] [NE] [NV] [NH] [NJ] [NM] [NY] [NC] [ND] [OH] [OK] [OR] [PA] [RI] [SC] [SD] [TN] [TX] [UT] [VT] [VA] [WA]
[WV]                      [WI]                     [WY]                     [PR]
--------------------------------------------------------------------------------
Full     Name      (Last      name      first,      if      individual)      N/A
--------------------------------------------------------------------------------
Business  or  Residence  Address  (Number  and Street,  City,  State,  Zip Code)
--------------------------------------------------------------------------------
Name          of          Associated          Broker          or          Dealer
--------------------------------------------------------------------------------
States in Which Person  Listed Has  Solicited  or Intends to Solicit  Purchasers
(Check  "All  States" or check  individual  States)  ..................  [ ] All
States [AL] [AK] [AZ] [AR] [CA] [CO] [CT] [DE] [DC] [FL] [GA] [HI] [ID] [IL] [IN] [IA] [KS] [KY] [LA] [ME] [MD] [MA] [MI] [MN] [MS] [MO] [MT] [NE] [NV] [NH] [NJ] [NM] [NY] [NC] [ND] [OH] [OK] [OR] [PA] [RI] [SC] [SD] [TN] [TX] [UT] [VT]
[VA]            [WA]           [WV]           [WI]           [WY]           [PR]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS
--------------------------------------------------------------------------------
1. Enter the aggregate offering price of securities included in this offering and the total amount already sold. Enter "0" if answer is "none" or "zero." If the transaction is an exchange offering, check this box and indicate in the columns below the amounts of the securities offered for exchange and already exchanged.

Type of Security                                Aggregate        Amount Already
                                                Offering Price        Sold
Debt     ....................................  $       -0-        $       -0-
                                               ------------------
Equity   ....................................  $   50,000         $       -0-
                                               ------------------
         [X] Common       [ ] Preferred

Convertible Securities (including warrants) .  $       -0-        $       -0-
                                               ------------------
Partnership Interests ) .....................  $       -0-        $       -0-
                                               ------------------
Other (Specify                                 $       -0-        $       -0-
                                               ------------------
     Total ..................................  $   50,000         $       -0-
                                               ------------------
                             Answer also in Appendix,  Column 3, if filing under
ULOE.

2. Enter the number of accredited and non-accredited investors who have purchased securities in this offering and the aggregate dollar amounts of their purchases. For offerings under Rule 504, indicate the number of persons who have purchased securities and the aggregate dollar amount of their purchases on the total lines.
     Enter "0" if answer is "none" or "zero."

                                                                   Aggregate
                                                 Number          Dollar Amount
                                               Investors          of Purchases
Accredited Investors ........................          -0-        $       -0-
                                               ------------------
Non-Accredited Investors.....................          25         $      963
                                               ------------------
Total (for filings under Rule 504 only) .....          25         $      963
                                               ------------------
                             Answer also in Appendix,  Column 4, if filing under
ULOE.



3. If this filing is for an offering under Rule 504 or 505, enter the information requested for all securities sold by the issuer, to date, in offerings of the types indicated, the twelve (12) months prior to the first sale of securities in this offering. Classify securities by type listed in Part C-Question 1.

                                           Type of         Dollar Amount
Type of Offering                          Security                Sold

Rule 505 .................................         -0-        $       -0-
                                           ------------------
Regulation A..............................         -0-        $       -0-
                                           ------------------
Rule 504 .................................     common         $      963
                                           ------------------
     Total ...............................         -0-        $      963
                                           ------------------

4. a. Furnish a statement of all expenses in connection with the issuance and distribution of the securities in this offering. Exclude amounts relating solely to organization expenses of the issuer. The information may be given as subject to future contingencies. If the amount of an expenditure is not known, furnish an estimate and check the box to the left of the estimate.

     Transfer Agent's Fees.................................[x]  $     -0-
                                                                ---------
     Printing and Engraving Costs..........................[x]  $     200
                                                                ---------
     Legal Fees............................................[x]  $   1,500
                                                                ---------
     Accounting Fees.......................................[x]  $   1,000
                                                                ---------
     Engineering Fees......................................[x]  $     -0-
                                                                ---------
     Sales Commissions (specify finders' fees separately)..[x]  $     -0-
                                                                ---------
     Other Expenses (identify) Administrative..............[x]  $     300
                                      ---------------           ---------
         Total.............................................[x]  $   3,000
                                                                ---------

--------------------------------------------------------------------------------
 C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS
--------------------------------------------------------------------------------
b. Enter the difference between the aggregate offering price given in response to Part C - Question 1 and total expenses furnished in response to Part C - Question 4.a. This difference is the "adjusted gross proceeds to the issuer.".................................................... $47,000
                                                             -------
5. Indicate below the amount of the adjusted gross proceeds to the issuer used or proposed to be used for each of the purposes shown. If the amount for any purpose is not known, furnish an estimate and check the box to the left of the estimate. The total of the payments listed must equal the adjusted gross proceeds to the issuer set forth in response to Part C - Question 4.b above.

                                                       Payments to
                                                         Officers
                                                       Directors,   Payments To
                                                        Affliates      Others

Salaries and fees ...............................[x]   $ 5,000   [x]   $    -0-

Purchase of real estate .........................[ ]   $    -0-  [ ]   $    -0-

Purchase, rental or leasing and installation
of machinery and equipment.......................[ ]   $    -0-  [x]   $  2,000

Construction or leasing of plant buildings and
facilities.......................................[ ]   $    -0-  [x]   $  6,000

Acquisition of other businesses (including the value Of securities involved in this offering that may be Used in exchange for the assets or securities of another
Issuer pursuant to a merger) ................... [ ]   $    -0-  [ ]   $    -0-

Repayment of indebtedness ...................... [ ]   $    -0-  [ ]   $    -0-

Working capital ................................ [ ]   $    -0-  [x]   $ 28,000

Other (specify): Administrative, office rent
         telephone, fax, secretarial............ [ ]   $    -0-  [ ]   $  6,000

Column Totals .................................. [x]   $ 5,000   [ ]   $ 42,000

Total Payments Listed (column totals added......           [x] $ 47,000



--------------------------------------------------------------------------------
D.                               FEDERAL SIGNATURE
--------------------------------------------------------------------------------
The issuer has duly caused this notice to be signed by the undersigned duly authorized person. If this notice is filed under Rule 505, the following signature constitutes an undertaking by the issuer to furnish to the U.S. Securities and Exchange Commission, upon written request of its staff, the information furnished by the issuer to any non-accredited investor pursuant to
paragraph              (b)(2)              of             Rule              502.
--------------------------------------------------------------------------------
Issuer (Print or Type) Signature Date ATTACHE HOLDINGS, LTD. /s/ Gary G. Clark 3/14/97
--------------------------------------------------------------------------------
Name of Signer (Print or Type) Title of Signer (Print or Type) Gary Clark Secretary
--------------------------------------------------------------------------------

                                    ATTENTION
            Intentional misstatements or omissions of fact constitute
               federal criminal violations. (See 18 U.S.C. 1001.)

--------------------------------------------------------------------------------
                               E. STATE SIGNATURE
--------------------------------------------------------------------------------
1. Is any party described in 17 CFR 230.262 presently subject to any of the disqualification provisions of such rule?

                                    See Appendix, Column 5, for state response.

2.   The  undersigned   issuer  hereby   undertakes  to  furnish  to  any  state
     administrator of any state in which this notice is filed, a notice on Form D (17 CFR 239,500) at such times as required by state law.

3.   The  undersigned   issuer  hereby   undertakes  to  furnish  to  the  state
     administrators, upon written request, information furnished by the issuer to offerees.

4. The undersigned issuer represents that the issuer is familiar with the conditions that must be satisfied to be entitled to the Uniform limited Offering Exemption (ULOE) of the state in which this notice is filed and understands that the issuer claiming the availability of this exemption has the burden of establishing that these conditions have been satisfied.

The issuer has read this notification and knows the contents to be true and has duly caused this notice to be signed on its behalf by the undersigned duly authorized person.
--------------------------------------------------------------------------------
Issuer (Print or Type)                   Signature                  Date
         ATTACHE HOLDINGS, LTD.          /s/ Gary G. Clark          3/14/97
--------------------------------------------------------------------------------
Name of Signer (Print or Type)             Title of Signer (Print or Type)
         Gary Clark                                           Secretary
--------------------------------------------------------------------------------


Instruction:
Print the name and title of the signing representative under his signature for the state portion of this form. One copy of every notice on Form D must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

State    Yes      No
--------------------------------------------------------------------------------
AL
--------------------------------------------------------------------------------
AK
--------------------------------------------------------------------------------
AZ
--------------------------------------------------------------------------------
AR
--------------------------------------------------------------------------------
CA
--------------------------------------------------------------------------------
CO       X             common     25       $962         -0-      -0-          x
--------------------------------------------------------------------------------
CT
--------------------------------------------------------------------------------
DE
--------------------------------------------------------------------------------
DC
--------------------------------------------------------------------------------
FL
--------------------------------------------------------------------------------
GA
--------------------------------------------------------------------------------
HI
--------------------------------------------------------------------------------
ID
--------------------------------------------------------------------------------
IL
--------------------------------------------------------------------------------
IN
--------------------------------------------------------------------------------
IA
--------------------------------------------------------------------------------
KS
--------------------------------------------------------------------------------
KY
--------------------------------------------------------------------------------
LA
--------------------------------------------------------------------------------
ME
--------------------------------------------------------------------------------
MD
--------------------------------------------------------------------------------
MA
--------------------------------------------------------------------------------
MI
--------------------------------------------------------------------------------
MN
--------------------------------------------------------------------------------
MS
--------------------------------------------------------------------------------
MO

State    Yes      No
--------------------------------------------------------------------------------
MT
--------------------------------------------------------------------------------
NE
--------------------------------------------------------------------------------
NV
--------------------------------------------------------------------------------
NH
--------------------------------------------------------------------------------
NJ
--------------------------------------------------------------------------------
NM
--------------------------------------------------------------------------------
NY
--------------------------------------------------------------------------------
NC
--------------------------------------------------------------------------------
ND
--------------------------------------------------------------------------------
OH
--------------------------------------------------------------------------------
OK
--------------------------------------------------------------------------------
OR
--------------------------------------------------------------------------------
PA
--------------------------------------------------------------------------------
RI
--------------------------------------------------------------------------------
SC
--------------------------------------------------------------------------------
SD
--------------------------------------------------------------------------------
TN
--------------------------------------------------------------------------------
TX
--------------------------------------------------------------------------------
UT
--------------------------------------------------------------------------------
VT
--------------------------------------------------------------------------------
VA
--------------------------------------------------------------------------------
WA
--------------------------------------------------------------------------------
WV
--------------------------------------------------------------------------------
WI
--------------------------------------------------------------------------------
WY
--------------------------------------------------------------------------------
PR